File Nos. 2-49073
                                                                     811-2410


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [__]


     Post-Effective Amendment No. 78                                  [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 78                                                 [X]



                      (Check appropriate box or boxes.)

                         DREYFUS LIQUID ASSETS, INC.
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on     April 1, 1997      pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 12, 1997.





                         DREYFUS LIQUID ASSETS, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1           Cover Page                                     Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                3

  4           General Description of Registrant              4

  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             15

  7           Purchase of Securities Being Offered           7

  8           Redemption or Repurchase                       12

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
_________


  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-2 and
                                                             B-19

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-4

  15          Control Persons and Principal                  B-8
              Holders of Securities

  16          Investment Advisory and Other                  B-8
              Services


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.
                         DREYFUS LIQUID ASSETS, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____


  17          Brokerage Allocation                         B-18

  18          Capital Stock and Other Securities           B-19

  19          Purchase, Redemption and Pricing             B-10; B-12
              of Securities Being Offered                  and B-17

  20          Tax Status                                   *

  21          Underwriters                                 B-9

  22          Calculations of Performance Data             B-19

  23          Financial Statements                         B-23


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-3
              Common Control with Registrant

  26          Number of Holders of Securities              C-3

  27          Indemnification                              C-3

  28          Business and Other Connections of            C-4
              Investment Adviser

  29          Principal Underwriters                       C-9

  30          Location of Accounts and Records             C-12

  31          Management Services                          C-12

  32          Undertakings                                 C-12


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.




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PROSPECTUS                                                       APRIL 1, 1997
                          DREYFUS LIQUID ASSETS, INC.
------------------------------------------------------------------------------
        DREYFUS LIQUID ASSETS, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE
FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE
OR PENALTY. THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND
THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
                                     TABLE OF CONTENTS
                                                                        Page


            Annual Fund Operating Expenses....................            3
            Condensed Financial Information...................            3
            Yield Information.................................            4
            Description of the Fund...........................            4
            Management of the Fund............................            6
            How to Buy Shares.................................            7
            Shareholder Services..............................            9
            How to Redeem Shares..............................            12
            Shareholder Services Plan.........................            14
            Dividends, Distributions and Taxes................            14
            General Information...............................            15
            Appendix..........................................            17


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                     [This Page Intentionally Left Blank]
                                    Page 2



                        ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)
    Management Fees  (after fee waiver).......................................................          .45%
    Other Expenses............................................................................          .31%
    Total Fund Operating Expenses (after fee waiver)..........................................          .76%
Example:                                           1 YEAR      3 YEARS         5 YEARS        10 YEARS
        You would pay the following expenses on
        a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:                   $8             $24            $42            $94

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if Fund expenses, including the management fee, exceed .75% of the value of the Fund's average net assets for the fiscal year ending December 31, 1997, The Dreyfus Corporation may waive its management fee or bear certain other Fund expenses to the extent of such excess expense. The expenses noted above, without reimbursement, would have been: Management Fees _ .47% and Total Fund Operating Expenses _ .78%. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."


                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                           FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                YEAR ENDED DECEMBER 31,
                     -------------------------------------------------------------------------------------------------------------
                        1987       1988       1989       1990       1991       1992       1993       1994       1995       1996
PER SHARE DATA:
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
 Net asset value,
  beginning of year....$ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
 INVESTMENT OPERATIONS:
 Investment income_net.. .061       .069       .087       .076       .057       .034       .026      .035        .053       .048
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
 DISTRIBUTIONS:
 Dividends from investment
  income_net.........   (.061)     (.069)     (.087)     (.076)     (.057)     (.034)     (.026)     (.035)     (.053)     (.048)
                        ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
 Net asset value,
  end of year..........$ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                        ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN. 6.28%      7.11%      9.07%      7.99%      5.87%      3.47%      2.64%      3.53%      5.45%      4.91%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average  net assets...  .67%       .69%       .66%       .65%      .67%        .72%       .77%       .76%       .79%       .76%
  Decrease reflected
  in above expense ratios
  due to undertaking by The
  Dreyfus Corporation      --         --         --         --         --         --         --         --         --        .02%
  Ratio of net investment
  income to average
  net assets ..........  6.11%      6.92%      8.72%      7.66%      5.75%      3.43%      2.62%      3.49%      5.33%      4.76%
Net Assets,
  end of year
  (000's omitted)..$7,446,635 $7,304,277 $7,835,754 $7,521,291 $6,200,255 $5,502,100 $4,828,134 $4,863,374 $4,459,938 $4,714,699

                                    Page 3

                             YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC's Money Fund Reporttrademark, Morningstar, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408 and other industry publications.


                         DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
        The Fund invests in short-term money market instruments, consisting exclusively of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and London branches of domestic banks, repurchase agreements, high grade commercial paper and other short-term corporate obligations. See "Appendix--Certain Portfolio Securities." The Fund will invest at least 25% of its assets in bank obligations. See "Investment Considerations and Risks" below.


        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.



        In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover,
                                    Page 4

the Fund will purchase only securities so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with such procedures. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.



        The Fund may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.



INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund because the Fund usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


BANK SECURITIES -- To the extent the Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund 's shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


FOREIGN SECURITIES -- Because the Fund's portfolio may contain securities issued by London branches of domestic banks, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on such securities to investors located outside the country of the issuer.


SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.
                                    Page 5

                         MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1997, The Dreyfus Corporation managed or administered approximately $86 billion in assets for approximately
1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .47 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .45 of 1% of the value of the Fund's average daily net assets pursuant to an undertaking by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect to these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. ("Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's Custodian.


                                    Page 6

                              HOW TO BUY SHARES


        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified and non-qualified employee benefit plans or other programs where contributions or account information may be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent minimum investment requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051795/Dreyfus Liquid Assets, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new
                                    Page 7

accounts, your taxpayer identification number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent or entity subject to the direction of such agents. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange or the Transfer Agent is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified and non-qualified employee benefit plans or other programs where
(i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The
Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE
          You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                                    Page 8

                             SHAREHOLDER SERVICES
FUND EXCHANGES
          You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


          To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which an exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No"box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE


          Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on
                                    Page 9

the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
          Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.


DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                                    Page 10

Dreyfus Step Program _ Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s).
The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
MONTHLY OR QUARTERLY DISTRIBUTION PLANS -- The Distribution Plans permit you to receive monthly or quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter.
          You may open a monthly or quarterly Distribution Plan by submitting a request to the Transfer Agent. A Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Plan.


DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share price s which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


          For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares of the Fund held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for Automatic Withdrawal can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                                    Page 11

RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                            HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


          The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


          The Fund ordinarily will make payment for all shares redeemed within seven days of receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          Ordinarily the Fund will initiate payment for all shares redeemed pursuant to the regular redemption procedure, by wire or telephone or through the Dreyfus TELETRANSFER Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.
          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount
                                    Page 12

involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


          You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor a Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA
                                    Page 13

account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.


WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                         SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily declares and pays dividends from its net investment income on each day the New York Stock Exchange or the Transfer Agent is open for business. The Fund's earnings for Saturdays, Sundays and holidays are paid as dividends on the next business day. Shares begin accruing dividends on the day following the date of purchase. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to shareholders as ordinary income whether received
                                    Page 14

in cash or reinvested in additional Fund shares. No dividend will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gains of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to certain state and local taxes.
          Dividends derived from net investment income, together with distributions from net realized short-term securities gain and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable income and capital gains, if any.


          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                             GENERAL INFORMATION
          The Fund was incorporated under Maryland law on September 6, 1973, and commenced operations on January 28, 1974. The Fund is authorized to issue 25 billion shares of Common Stock, par value $.10 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the hold-
                                    Page 15

ers of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                                    Page 16

                                   APPENDIX
CERTAIN PORTFOLIO SECURITIES
U.S. GOVERNMENT SECURITIES -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS -- In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
BANK OBLIGATIONS -- The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and London branches of domestic banks. With respect to such securities issued by London branches of domestic banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. "Description of the Fund--Investment Considerations and Risks--Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to domestic banks and London branches of domestic banks that have total assets in excess of one billion dollars.


        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 17

                     [This Page Intentionally Left Blank]
                                    Page 18

                     [This Page Intentionally Left Blank]
                                    Page 19

Liquid
 Assets, Inc.

Prospectus

Registration Mark


Copy Rights 1997, Dreyfus Service Corporation
                                          039p040197

                                    Page 20




                  DREYFUS LIQUID ASSETS, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)


                             APRIL 1, 1997




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Liquid Assets, Inc. (the "Fund"), dated April 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



               Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.



                       TABLE OF CONTENTS

                                                       Page


Investment Objective and Management Policies             B-2
Management of the Fund                                   B-4
Management Agreement                                     B-8
Purchase of Shares                                       B-10
Shareholder Services Plan                                B-11
Redemption of Shares                                     B-12
Shareholder Services                                     B-14
Determination of Net Asset Value                         B-17
Dividends, Distributions and Taxes                       B-18
Portfolio Transactions                                   B-18
Yield Information                                        B-19
Information About the Fund                               B-19
Transfer and Dividend Disbursing Agent,
  Custodian, Counsel and Independent Auditors            B-20
Appendix                                                 B-21
Financial Statements                                     B-23
Report of Independent Auditors                           B-32


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities


     Bank Obligations. Investments in time deposits ("TDs") and certificates of deposit ("CDs") are limited to domestic banks having total assets in excess of $1 billion and London branches of such domestic banks; investments in bankers' acceptances are limited to domestic banks having total assets in excess of $1 billion. The Fund also is authorized to buy CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in the principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.



     Both domestic banks and London branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of Federal or state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.


     CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and TDs do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund.



     Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.



Investment Restrictions

     The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of the Fund. The Fund may not:

      1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to above and in the Prospectus).

      2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

      3. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

      4.     Sell securities short.

      5.     Write or purchase put or call options.

      6. Underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities") or purchase securities which are not freely marketable.

      7. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

      8. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus.

      9. Invest more than 15% of its assets in the obligations of any one bank or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     10. Invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry.

     11. Invest in companies for the purpose of exercising control.

     12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

    The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

    Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund


LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 69 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.



DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
    Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


MARTIN D. FIFE, Board Member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies, since November 1987. From 1960 to 1994, Mr. Fife was President of Fife Associates, Inc. and other related companies engaged in the chemical and plastics industries. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communication Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 69 years old and his address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.



WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
    Chadbourne & Parke.  He is 61 years old and his address is 30
    Rockefeller Plaza, New York, New York 10112.


ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates Inc.
    From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is also a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation, Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. He is 70 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.


GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
    Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 63 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.


PAUL D. WOLFOWITZ, Board Member.  Dean of The Paul H. Nitze School of
    Advanced International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is 51 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.



    For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:





                                                              Total
                                                           Compensation from
                                   Aggregate                 Fund and Fund
  Name of Board               Compensation from             Complex Paid to
     Member                          Fund*                    Board Members

Lucy Wilson Benson                  $ 9,000                 $ 69,018 (14)

David W. Burke                      $ 9,000                 $232,699 (52)

Joseph S. DiMartino                 $11,250                 $517,075 (93)

Martin D. Fife                      $ 8,500                 $ 54,167 (12)

Whitney I. Gerard                   $ 9,000                 $ 58,417 (12)

Arthur A. Hartman                   $ 9,000                 $ 58,167 (12)

George L. Perry                     $ 9,000                 $ 58,167 (12)

Paul D. Wolfowitz                   $ 8,500                 $ 48,046 (11)

_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $15,871 for all Board members as a group.





Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc.
     He is 32 years old.




ELIZABETH  A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.




JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.




RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.
     He is 40 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Service and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.



DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.



MARK A. KARPE, Vice President and Assistant Treasurer. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to September 1993, Mr. Karpe was employed as an Associate Examiner in the Enforcement Department of the National Association of Securities Dealers, Inc. He is 27 years old.



MICHAEL  S. PETRUCELLI, Vice President and Assistant Treasurer.  Director  of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 35 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 5, 1997.




                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by shareholders on August 4, 1994 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on August 22, 1996. The Agreement is terminable without penalty on 60 days' notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.



     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Bernard Kiernan, Jr., Patricia A. Larkin and Thomas S. Riordan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager. All purchases and sales of securities are reported for the Board's review at the meeting subsequent to such transactions.



     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the Fund's operations are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, registrar, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of investor services (including allocable telephone and personnel expenses), costs of shareholder reports and meetings, costs of maintaining the Fund's existence, costs of printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan."


     As compensation for its services to the Fund, the Fund has agreed to pay the Manager a monthly management fee, as provided in the Agreement, at the following annual rate: 1/2 of 1% of the Fund's average daily net assets up to $1.5 billion; 48/100ths of 1% of such net assets between $1.5 billion and $2 billion; 47/100ths of 1% of such net assets between $2 billion and $2.5 billion; and 45/100ths of 1% of average net assets over $2.5 billion. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The management fees payable by the Fund for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $22,824,684, $21,804,228 and $21,719,653, respectively; however, the amount payable for the fiscal year ended December 31, 1996 was reduced by $1,079,881 pursuant to an undertaking by the Manager in effect, resulting in a net fee paid by the Fund of $20,639,772 for fiscal 1996.



     The Manager has agreed that if in any fiscal year the Fund's aggregate expenses, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1% of the value of the Fund's average net assets for the fiscal year, the Manager will refund to the Fund, or bear, the excess over 1%. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. No expense reimbursement was required as a result of the expense limitation for the fiscal years ended December 31, 1994, 1995 or 1996.




                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to a state law.



     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."


     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require the following: that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.



     There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services related to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on August 22, 1996. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.



     For the fiscal year ended December 31, 1996, the Fund was charged $5,906,737 pursuant to the Shareholder Services Plan.




                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.



     If the amount of the Check is greater than the value of the shares in the investor's account, the Check will be returned marked insufficient funds.


     Wire Redemption Privilege. By using this Privilege, an investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.



     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

                144295                  144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchange's Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.



     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of funds purchased pursuant to the privilege will be purchased on the basis of relative net asset value per share as follows:



          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adopting such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available are valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value as determined in good faith by the Board.

     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will consider promptly what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Ordinarily no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                       YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."


     For the seven-day period ended December 31, 1996, the Fund's yield was 4.83% and effective yield was 4.95%, which reflects the waiver of a portion of the management fee. See "Management of the Fund" in the Prospectus. Had a portion of the management fee not been waived, the Fund's yield for the same period would have been 4.80% and its effective yield would have been 4.91%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding one to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.



     Yields will fluctuate and are not necessarily representative of future results. An investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     From time to time, Fund advertisements may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market. From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     In 1973, the Fund was incorporated as a money market mutual fund and it commenced operations in 1974 as the first money market fund to be widely offered on a retail basis. Money market mutual funds have subsequently grown into a multibillion dollar industry.

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation.
Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $5,232,312.


     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as the Fund's auditors.

                                  APPENDIX


     Description of the highest commercial paper, bond and other short- and long-term rating category assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").



Commercial Paper and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.


     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.



     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.



     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.


     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment.


     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.


Bond and Long-Term Ratings

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest.


     Bonds rated Aaa are judged by Moody's to be of the best quality.



     Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.


     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.


     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.


     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.


     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments                                  December 31, 1996


                                                                                 Principal
Negotiable Bank Certificates of Deposit--12.7%                                    Amount              Value
----------------------------------------------------------------------------  --------------     --------------
Morgan Guaranty Trust Co.
   5.93%, 8/5/97............................................................. $  150,000,000     $  149,849,511
Old Kent Bank & Trust Co.
   4.80%, 2/28/97............................................................     10,000,000         10,036,402
Providian National Bank
   5.45%-5.60%, 4/3/97-6/16/97...............................................    219,000,000        219,018,880
Union Bank of California
   5.71%-5.90%, 2/3/97-4/28/97...............................................    220,000,000        220,000,000
                                                                                                 ---------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $598,904,793).......................................................                    $  598,904,793
                                                                                                 ===============

Commercial Paper--46.3%
-----------------------------------------------------------------------------
Abbey National North America
   5.61%, 4/3/97.............................................................   $ 40,000,000      $  39,441,867
Aetna Life & Casualty Co.
   5.58%, 1/24/97............................................................     40,000,000         39,858,167
BFCE U.S. Finance Corp.
   5.45%-5.52%, 4/21/97-5/21/97..............................................    145,000,000        142,429,917
BHF Finance (Delaware) Inc.
   5.61%, 1/3/97-2/14/97.....................................................     75,000,000         74,820,472
Bear Stearns Companies Inc.
   5.57%, 1/24/97............................................................    100,000,000         99,645,417
Chase Manhattan Corp.
   5.59%, 2/21/97............................................................     25,000,000         24,809,812
Chrysler Financial Corp.
   5.49%, 2/18/97-2/19/97....................................................     91,000,000         90,336,201
Den Danske Corp. Inc.
   5.40%, 1/16/97............................................................     25,000,000         24,944,479
Dresdner U.S. Finance, Inc.
   5.50%, 1/17/97............................................................    100,000,000         99,765,333
General Electric Capital Corp.
   5.40%-5.49%, 2/5/97-7/8/97................................................    160,000,000        156,674,342
General Electric Capital Services, Inc.
   5.74%, 2/28/97............................................................     50,000,000         49,556,139
General Motors Acceptance Corp.
   5.57%-5.68%, 1/3/97-4/7/97................................................    150,000,000        149,244,500
Generale Bank Inc.
   5.49%, 4/30/97............................................................     50,000,000         49,117,417
Lehman Brothers Holdings, Inc.
   5.51%-5.74%, 2/14/97-5/15/97..............................................    125,000,000        123,696,711
Merrill Lynch & Co., Inc.
   5.57%-5.81%, 2/12/97-7/7/97...............................................    125,000,000        123,424,294
Morgan Stanley Group Inc.
   5.39%-5.87%, 1/10/97-2/14/97..............................................    125,000,000        124,451,917



Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)                      December 31, 1996

                                                                                 Principal
Commercial Paper (continued)                                                      Amount              Value
----------------------------------------------------------------------------  --------------     --------------
NYNEX Corp.
   5.45%, 3/5/97............................................................. $   34,000,000     $   33,681,675
National Australia Funding (Delaware) Inc.
   5.79%, 4/17/97............................................................    100,000,000         98,351,111
Paine Webber Group Inc.
   5.58%-5.71%, 1/7/97-1/22/97...............................................     75,000,000         74,813,750
Salomon Inc.
   5.71%, 6/19/97............................................................    100,000,000         97,394,583
Sanwa Business Credit Corp.
   5.45%-5.72%, 1/30/97-3/17/97..............................................    175,000,000        173,784,066
Sears Roebuck Acceptance Corp.
   5.40%-5.69%, 1/9/97-2/21/97...............................................    100,000,000         99,700,403
Societe Generale North America, Inc.
   5.62%, 3/17/97............................................................     75,000,000         74,145,312
Swedbank, Inc.
   5.51%-5.57%, 2/12/97-4/15/97..............................................    120,000,000        118,772,967
                                                                                                 ---------------
TOTAL COMMERCIAL PAPER
   (cost $2,182,860,852).....................................................                    $2,182,860,852
                                                                                                 ===============

Corporate Notes--8.1%
-----------------------------------------------------------------------------
Bear Stearns Companies Inc.
   5.52%, 7/11/97 (a)........................................................ $   60,000,000     $   60,000,000
   5.43%, 9/3/97 (a).........................................................     40,000,000         40,007,724
General Motors Acceptance Corp.
   5.25%-5.54%, 2/3/97-11/17/97..............................................     27,378,000         27,681,299
Lehman Brothers Holdings, Inc.
   5.50%, 1/6/97 (a).........................................................     50,000,000         50,000,000
   5.53%, 8/29/97............................................................     50,000,000         50,830,805
Merrill Lynch & Co., Inc.
   5.38%-5.50%, 2/13/97-7/2/97 (a)...........................................    105,000,000        104,996,504
PNC Bank, N.A.
   5.61%, 5/15/97 (a)........................................................     50,000,000         49,981,906
                                                                                                  ---------------
TOTAL CORPORATE NOTES
   (cost $383,498,238).......................................................                     $ 383,498,238
                                                                                                  ===============

Short-Term Bank Notes--7.9%
--------------------------------------------------------------------------
Bank of America NT & SA
   5.51%, 5/28/97............................................................ $   50,000,000      $  50,000,000
Bankers Trust Co.
   5.47%, 10/2/97 (a)........................................................    100,000,000         99,949,202
Comerica Bank
   5.74%, 5/13/97............................................................     50,000,000         50,001,945
   5.36%, 2/14/97 (a)........................................................     25,000,000         24,997,943

Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)                      December 31, 1996

                                                                                 Principal
Short-Term Bank Notes (continued)                                                 Amount             Value
----------------------------------------------------------------------------  --------------     --------------
First National Bank of Boston
   5.75%, 10/16/97........................................................... $   95,000,000      $  95,000,000
NationsBank, N.A.
   5.73%, 4/30/97............................................................     50,000,000         49,989,066
                                                                                                  ---------------
TOTAL SHORT-TERM BANK NOTES
   (cost $369,938,156).......................................................                     $ 369,938,156
                                                                                                  ===============

U.S. Treasury Bills--1.0%
---------------------------------------------------------------------------
   5.41%, 10/16/97
   (cost $47,944,000)........................................................ $   50,000,000      $  47,944,000
                                                                                                  ===============

U.S. Government Agencies--8.9%
----------------------------------------------------------------------------
Federal Farm Credit Banks, Floating Rate Note
   5.42%, 8/8/97 (a)......................................................... $   50,000,000      $  49,970,990
Federal Home Loan Banks, Floating Rate Note
   5.40%, 4/27/98 (a)........................................................     50,000,000         50,099,011
Federal Home Loan Mortgage Corp., Discount Note
   6.50%, 1/2/97.............................................................     17,236,000         17,232,888
Federal National Mortgage Association, Floating Rate Notes
   5.32%-5.43%, 1/13/97-7/25/97 (a)..........................................    300,000,000        300,000,000
                                                                                                  ---------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $417,302,889).......................................................                     $ 417,302,889
                                                                                                  ===============

Times Deposits--.6%
---------------------------------------------------------------------------
Republic National Bank of New York (London)
   6.25%, 1/2/97
   (cost $30,029,000)........................................................  $  30,029,000      $  30,029,000
                                                                                                  ===============

Repurchase Agreements--10.1%
---------------------------------------------------------------------------
Aubrey G. Lanston & Co., Inc.
   6.80%, dated 12/31/96, due 1/2/97 in the amount of
   $150,056,667 (fully collateralized by a $100,000,000 U.S.
   Treasury Bill due 4/24/97 and $52,006,000 U.S. Treasury Notes
   6% - 6.50%, due from 8/15/97 to 8/31/97, value $151,670,431)..............  $ 150,000,000      $ 150,000,000
Barclays De Zoette Wedd
   5.80%,  dated  12/31/96,  due  1/2/97  in the  amount of  $10,003,222  (fully collateralized by a $10,064,000 U.S.
   Treasury Note 6%, due 11/30/97, value $10,118,571)........................     10,000,000         10,000,000
Nikko Securities Co. International, Inc.
   6.75%, dated 12/31/96, due 1/2/97 in the amount of
   $165,061,875 (fully collateralized by $162,621,000 U.S.
   Treasury Notes 5.375% - 6.50%, due from 7/31/97 to 11/30/97,
   value $166,362,786).......................................................    165,000,000        165,000,000


Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)                      December 31, 1996

                                                                                 Principal
Repurchase Agreements (continued)                                                 Amount              Value
----------------------------------------------------------------------------  --------------     --------------
SBC Capital Corp.
   6.25%, dated 12/31/96, due 1/2/97 in the amount of
   $150,052,083 (fully collateralized by $149,755,000 U.S.
   Treasury Notes 5.625% - 8.75%, due from 9/30/97 to 10/31/97,
   value $152,808,179).......................................................  $ 150,000,000     $  150,000,000
                                                                                                 ---------------
TOTAL REPURCHASE AGREEMENTS
   (cost $475,000,000).......................................................                    $  475,000,000
                                                                                                 ===============

TOTAL INVESTMENTS
   (cost $4,505,477,928).............................................   95.6%                    $4,505,477,928
                                                                      =======                    ===============

CASH AND RECEIVABLES (NET) ..........................................    4.4%                    $  209,220,848
                                                                      =======                    ===============

NET ASSETS ..........................................................  100.0%                    $4,714,698,776
                                                                      =======                    ===============

Notes to Statement of Investments:
---------------------------------------------------------------------
(a)  Variable interest rate -- subject to periodic change.


                  See notes to financial statements.

Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Assets and Liabilities                       December 31, 1996


                                                                                                    Cost            Value
                                                                                               ---------------  ---------------
ASSETS:                       Investments in securities--Note 1(a,b)
                                (including Repurchase Agreements of $475,000,000)               $4,505,477,928   $4,505,477,928
                              Cash.............................................                                     185,931,166
                              Interest receivable..............................                                      26,022,073
                              Prepaid expenses.................................                                         406,124
                                                                                                                ---------------
                                                                                                                  4,717,837,291
                                                                                                                ---------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       2,437,056
                              Accrued expenses.................................                                         701,459
                                                                                                                ---------------
                                                                                                                      3,138,515
                                                                                                                ---------------
NET ASSETS.....................................................................                                  $4,714,698,776
                                                                                                                ===============
REPRESENTED BY:               Paid-in capital..................................                                  $4,716,597,874
                              Accumulated net realized gain (loss) on investments                                    (1,899,098)
                                                                                                                ---------------
NET ASSETS.....................................................................                                  $4,714,698,776
                                                                                                                ===============
SHARES OUTSTANDING
(25 billion shares of $.10 par value Common Stock authorized)..................                                   4,717,473,242

NET ASSET VALUE, offering and redemption price per share.......................                                           $1.00
                                                                                                                          =====

Statement of Operations                           Year Ended December 31, 1996


INVESTMENT INCOME
INCOME                        Interest Income.................................                                  $254,163,618
EXPENSES:                     Management fee--Note 2(a).........................           $21,719,653
                              Shareholder servicing costs--Note 2(b)............            13,289,854
                              Custodian fees...................................                262,591
                              Prospectus and shareholders' reports.............                239,600
                              Professional fees................................                103,569
                              Registration fees................................                 89,408
                              Directors' fees and expenses--Note 2(c)..........                 84,814
                              Miscellaneous....................................                208,672
                                                                                          -------------
                                   Total Expenses..............................             35,998,161


                              Less--reduction in management fee due to
                                undertaking--Note 2(a)..........................            (1,079,881)
                                                                                          -------------

                                   Net Expenses................................                                   34,918,280
                                                                                                                --------------
INVESTMENT INCOME--NET..........................................................                                 219,245,338

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................                                      281,929
                                                                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $219,527,267
                                                                                                                ==============

                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                             Year Ended           Year Ended
                                                                                          December 31, 1996    December 31, 1995
                                                                                         -------------------- --------------------
OPERATIONS:
  Investment income--net................................................                   $   219,245,338      $   246,487,807
  Net realized gain (loss) on investments..............................                            281,929            1,371,818
                                                                                          ------------------  ------------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..                        219,527,267          247,859,625
                                                                                          ------------------  ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                      (220,475,485)        (245,910,562)
                                                                                          ------------------  ------------------

CAPITALSTOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................                     20,551,870,721       16,013,690,375
  Dividends reinvested.................................................                        219,063,717          244,666,772
  Cost of shares redeemed..............................................                    (20,515,225,668)     (16,663,741,867)
                                                                                          ------------------  ------------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions                        255,708,770         (405,384,720)
                                                                                          ------------------  ------------------

        Total Increase (Decrease) in Net Assets........................                        254,760,552         (403,435,657)

NET ASSETS:
  Beginning of Period..................................................                      4,459,938,224        4,863,373,881
                                                                                          ------------------  ------------------
  End of Period........................................................                    $ 4,714,698,776      $ 4,459,938,224
                                                                                          ==================  ==================

Undistributed investment income--net....................................                          --            $     1,230,147
                                                                                          ------------------  ------------------




                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
-------------------------------------------------------------------------------
Financial Highlights

Reference is made to page 3 of the Fund's Prospectus dated
April 1, 1997.

                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
     Dreyfus Liquid Assets, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The
Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
     It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
     The Fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
     (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
     The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
     (c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
     The Fund has an unused capital loss carryover of approximately $1,899,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $1,828,000 expires in 1997 and $71,000 expires in 1998.

     At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the Fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.
     The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the Fund's average net assets for any full year, the Manager will refund to the Fund, or bear, the excess over 1%. However, the Manager has undertaken from June 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,079,881 during the period ended December 31, 1996.
     (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $5,906,737 pursuant to the Shareholder Services Plan.
     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $5,232,312 during the period ended December 31, 1996.
     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Liquid Assets, Inc.

     We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP



New York, New York
January 30, 1997



                        DREYFUS LIQUID ASSETS, INC.


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for each of the ten years in the period ended December 31, 1996.


               Included in Part B of the Registration Statement:


                    Statement of Investments-- December 31, 1996

                    Statement of Assets and Liabilities--December 31, 1996

                    Statement of Operations--year ended December 31, 1996

                    Statement of Changes in Net Assets--for each of the two years ended December 31, 1996

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated January 30, 1997.




All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

     (1) Registrant's Articles of Restatement are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, filed on March 27, 1996.

     (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

     (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4)(a) of From N-8B-1 filed on September 18, 1993.

     (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

(6)(a)    Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

(6)(b) Forms of Services Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

(8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

     (9)  Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

     (10) Opinion and consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, filed on March 27, 1996.

     (11) Consent of Independent Auditors.

     (14) Documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers is securities are incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

     (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post Effective Amendment No. 69 to the Registration Statement on Form N-1A, filed on April 20, 1994.

     (17) Financial Data Schedule.




Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

               (c)  Profile Prospectus.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


            (1)                                        (2)

                                              Number of Record
        Title of Class                      Holders as of March 5, 1997
        ______________                      _____________________________

        Common Stock                              276,443
        (Par value $.10)


Item 27.  Indemnification
_______   _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed on February 19, 1982.

        Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 74 to the
        Registration Statement on Form N-1A, filed on February 24, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation is a wholly-owned subsidiary of Dreyfus. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****;

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.      Executive Vice President:
Vice President-Corporate         Dreyfus Service Corporation*;
Development                 Senior Vice President:
                                 The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

 ANDREW S. WASSER           Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  Dreyfus Investment Grade Bond Funds, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus S&P 500 Index Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  The Dreyfus Socially Responsible Growth Fund, Inc.
          66)  Dreyfus Stock Index Fund, Inc.
          67)  Dreyfus Tax Exempt Cash Management
          68)  The Dreyfus Third Century Fund, Inc.
          69)  Dreyfus Treasury Cash Management
          70)  Dreyfus Treasury Prime Cash Management
          71)  Dreyfus Variable Investment Fund
          72)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)  General California Municipal Bond Fund, Inc.
          74)  General California Municipal Money Market Fund
          75)  General Government Securities Money Market Fund, Inc.
          76)  General Money Market Fund, Inc.
          77)  General Municipal Bond Fund, Inc.
          78)  General Municipal Money Market Fund, Inc.
          79)  General New York Municipal Bond Fund, Inc.
          80)  General New York Municipal Money Market Fund
          81)  Premier Insured Municipal Bond Fund
          82)  Premier California Municipal Bond Fund
          83)  Premier Equity Funds, Inc.
          84)  Premier Global Investing, Inc.
          85)  Premier GNMA Fund
          86)  Premier Growth Fund, Inc.
          87)  Premier Municipal Bond Fund
          88)  Premier New York Municipal Bond Fund
          89)  Premier State Municipal Bond Fund
          90)  Premier Strategic Growth Fund
          91)  Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Keeley++     Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of March, 1997.



                    DREYFUS LIQUID ASSETS, INC.


              BY:  /s/Marie E. Connolly*
                   __________________________________________
                   Marie E. Connolly, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
__________________________        _______________________________   _________


/s/Marie E. Connolly*           President and Treasurer              03/25/97
______________________________  (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)





/s/Joseph S. DiMartino*         Chairman of the Board                03/25/97
_____________________________
Joseph S. DiMartino


/s/Lucy Wilson Benson*          Board Member                         03/25/97
______________________________
Lucy Wilson Benson


/s/David  W. Burke*             Board Member                         03/25/97
_____________________________
David W. Burke


/s/Martin D. Fife*              Board Member                         03/25/97
_____________________________
Martin D. Fife


/s/Whitney  I.  Gerard*         Board Member                         03/25/97
_____________________________
Whitney I. Gerard


/s/Arthur  A.  Hartman*          Board Member                        03/25/97
_____________________________
Arthur A. Hartman


/s/George  L.  Perry*            Board Member                        03/25/97
_____________________________
George L. Perry


/s/Paul  D.  Wolfowitz*          Board Member                        03/25/97
_____________________________
Paul D. Wolfowitz



*BY:     /s/Elizabeth A. Keeley
         __________________________
         Elizabeth A. Keeley,
         Attorney-in-Fact





                              EXHIBIT INDEX


Exhibits

          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule

Other Exhibits

          Profile Prospectus